UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 New Burton Road, Suite 201

Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

BiomX Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 26, 2026 in a virtual meeting format. As of June 2, 2026, the record date for the Annual Meeting, there were 11,160,153 shares of the Company’s common stock, par value $0.0001 per share, outstanding and entitled to vote. A total of 4,518,349 shares were represented in person (virtually) or by proxy at the Annual Meeting, representing approximately 40.5% of the shares entitled to vote and constituting a quorum.

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

Proposal 1: Election of Directors.

The Company’s stockholders elected Ran Shaked, the Company’s sole Class III director nominee, to serve until the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Ran Shaked	5,120,627	39,796	0

Proposal 2: Approval of an Amendment to the BiomX Inc. 2026 Equity Incentive Plan.

The Company’s stockholders approved an amendment to the BiomX Inc. 2026 Equity Incentive Plan to increase the number of shares of common stock reserved and available for issuance thereunder by 5,460,000 shares, to 6,850,000 shares from 1,390,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,351,470	775,111	33,842	0

Proposal 3: Adjournment Proposal.

The Company’s stockholders approved the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Annual Meeting to approve one or more of the foregoing proposals. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,462,767	667,020	30,636	0

Because Proposals 1 and 2 received sufficient votes for approval, no adjournment of the Annual Meeting was necessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BiomX Inc.

Date: June 26, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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